EXHIBIT 23.2

                              ACCOUNTANTS' CONSENT

The Board of Directors
Benchmark Electronics, Inc.

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                         KPMG LLP

Houston, Texas
May 7, 1999